UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2011

UNIVERSAL DETECTION TECHNOLOGY

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	001-09327 (Commission File Number)	95-2746949 (IRS Employer Identification No.)

340 North Camden Drive, Suite 302 Beverly Hills, California (Address of principal executive offices)	90210 (Zip Code)

Registrant’s telephone number, including area code: (310) 248-3655

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

Effective November 16, 2011, the Company changed its transfer agent. The Company will no longer utilize the services of OTR, as its transfer agent.

As of November 16, 2011, Worldwide Stock Transfer LLC will perform the functions of the Company’s transfer agent.  The address and telephone number of Worldwide Stock Transfer LLC is: 433 Hackensack Avenue, Level L, Hackensack, NJ 07601; telephone (201) 820-2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL DETECTION TECHNOLOGY

By: /s/ Jacques Tizabi
Jacques Tizabi
Dated: November 17, 2011	Chief Executive Officer